Long-term debt	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Long-term debt [Text Block]
18.	Long-term debt

(a)	Long-term debt

	December 31, 2017	December 31, 2016
	$	$
Gross proceeds	150,000	150,000
Accrued interest	13,894	13,894
Loan obligation	163,894	163,894

Deferred financing costs	(16,475)	(16,475)
Interest and withholding taxes paid	(33,197)	(19,825)
Loan accretion	44,105	27,378

Total debt	158,328	154,972

Current portion of debt	36,451	469
Non-current portion of debt	121,877	154,503

In 2013, the Company entered into a DSFA with Red Kite, which was fully drawn for a total of $150.0 million plus $13.9 million in unpaid interest that was accrued up to May 2016 (when the loan was modified; see below). The debt is carried at amortized cost and was recorded net of unamortized financing fees of $16.5 million. Interest on the DSFA is calculated on a quarterly basis at a rate of LIBOR + 6%, subject to a 1% minimum LIBOR rate which creates an interest rate floor. Interest is paid in advance at the beginning of each quarter. The Company can elect to repay the DSFA, or a portion thereof, early without penalty. The DSFA is fully secured by shares of the Company’s Ghanaian subsidiaries.

During the second quarter 2016, the DSFA was amended in order to defer the repayment of the principal for two years (being the principal deferral period). The amendment provided that the first principal repayment will now be payable on July 1, 2018 after which the facility will be repaid in nine equal quarterly instalments, with the last repayment on July 1, 2020. The Company continues to pay in advance quarterly interest on the loan facility during the principal deferral period. There were no other changes to the existing debt facility terms. The amendments were considered to be a modification of the previous DSFA. A deferral fee of 2% of the loan principal, being $3.3 million, was paid in the second quarter of 2016 commensurate with signing the amendment. The deferral fee was deferred to the loan balance and is being amortized with previously deferred debt financing costs over the remaining life of the DSFA based on the revised effective interest rate of 10.9% (also see note 4(b)).

Prior to April 1, 2016, all interest and accretion costs were capitalized to assets under construction. Commensurate with the declaration of commercial production, all interest and accretion costs are now charged to the consolidated statement of operations and comprehensive income (loss). During the year ended December 31, 2017, $16.8 million (2016 - $17.0 million) of loan accretion and accrued interest was recorded at a weighted average effective interest rate of approximately 10.9% (2016 - 10.6%) . Included in the loan accretion for the year ended December 31, 2016 was a total of $3.6 million that was capitalized to assets under construction.

Additionally, during the year ended December 31, 2017, the Company paid $13.6 million, which included interest to Red Kite and withholding taxes to the GRA (2016 - $5.9 million).

The first two principal repayments on the DSFA of $18.1 million each were due in July 2018 and October 2018, respectively. Accordingly, this principal repayment has been classified as a current liability as at December 31, 2017. However, on February 22, 2018, the Company agreed to a new term sheet with Red Kite (the “RK Term Sheet”), whereby the Company would be able to defer the repayment of principal associated with the long-term debt by up to three years (repayment commencing on July 2021), subject to certain fees, terms and conditions (note 29 (b)).

(b)	Embedded derivative

An embedded derivative liability was originally recognized upon initial recognition for the DSFA loan in relation to the interest rate floor. The total fair value of the embedded derivative on drawdowns was estimated to be $1.4 million. During 2016, the Company changed its accounting policy in respect of its methodology to assess whether an interest rate floor embedded derivative is closely related to the host debt contract by incorporating contractual spread. Based on this change, the Company determined that the interest rate floor embedded derivative is closely related to the host debt contract and as a result, the embedded derivative previously recognized in respect of the loan was derecognized in fiscal 2016.

(c)	Offtake agreement

In addition to the DSFA, the Company entered into an Offtake Agreement with Red Kite with the following details:

-	Sale of 100% of the future gold production up to a maximum of 2.22 million ounces to Red Kite;
-	Red Kite to pay for 100% of the value of the gold ten business days after shipment;
-	A provisional payment of 90% of the estimated value will be made one business day after delivery;
-	The gold sale price will be a spot price selected during a nine-day quotational period following shipment of gold from the mine; and
-

Should the Company wish to terminate the Offtake Agreement, a termination fee will be payable according to a schedule dependent upon the total funds drawn under the DSFA as well as the amount of gold delivered under the Offtake Agreement at the time of termination.

As of December 31, 2017, 362,739 ounces have been delivered to Red Kite under the offtake agreement (December 31, 2016 - 156,660 ounces).